                                                                    EXHIBIT 21.1


                                                                                             State or Other
Name of Subsidiary                                                                    Jurisdiction of Incorporation
------------------                                                                    -----------------------------
Ticketmaster Ventures, Inc.                                                                      Illinois

Ticketmaster Leisure Services, Inc.                                                              Delaware
         Ticketmaster - DV, Inc.                                                                 Delaware

Ticketmaster - Florida Management Corporation                                                    Florida
         Ticketmaster - Florida, Inc.                                                            Florida

Ticketmaster Corporation                                                                         Delaware
         Ticketmaster Ticketing Co., Inc.                                                        Delaware

                  Ticketmaster - Colorado, Inc.                                                  Colorado
                  Ticketmaster - Chicago, Inc.                                                   Illinois
                  Ticketmaster - Midwest, Inc.                                                   Minnesota
                  Ticketmaster - New Orleans, Inc.                                               Louisiana
                  Ticketmaster - Las Vegas, Inc.                                                 Nevada
                  Ticketmaster - Nashville, Inc.                                                 Tennessee
                  Ticketmaster - New Mexico, Inc.                                                New Mexico
                  Ticketmaster Sales Corp.                                                       Arizona

                  TMNY Holdings, Inc.                                                            New York
                           Ticketmaster - Michigan, Inc.                                         Michigan
                           Ticketmaster - New York, Inc.                                         Delaware

                  Ticketmaster - Southern California, Inc.                                       California
                           Ticketmaster - Arizona, Inc.                                          Arizona

                  Ticketmaster - Tennessee, Inc.                                                 Tennessee
                           Ticketmaster - Tennessee                                              Tennessee

                  Ticketmaster Corporation of Washington                                         Washington
                           Ticketmaster - Northwest                                              Washington

                  Ticketmaster Georgia, Inc.                                                     Georgia
                           Ticketmaster - Southeast                                              Georgia

                  Ticketmaster - Indiana, Inc.                                                   Indiana
                           Ticketmaster - Indiana                                                Indiana

                  Ticketmaster - Europe, Inc.                                                    Delaware
                           Ticketmaster - Europe Group                                           Delaware
                                    Ticketmaster International, Inc.                             Delaware

                  Ticketmaster Overseas, Inc.                                                    Delaware

                                                                                                State or Other
Name of Subsidiary                                                                       Jurisdiction of Incorporation
------------------                                                                       -----------------------------

                  Ticketmaster - Number One Limited                                              United Kingdom
                           Ticketmaster - UK Limited                                             United Kingdom
                                    FC1013 Limited                                               United Kingdom
                                            Synchro Systems Limited                              United Kingdom

                  Ticketmaster New Ventures Holdings, Inc.                                       Delaware
                           Ticketmaster New Ventures, Ltd.                                       Cayman Islands

                  Ticketmaster Australasia Holdings, Inc.                                        Delaware
                           Ticketmaster Bass Victorian Pty. Ltd.                                 Australia
                           Ticketmaster Administration Inc.                                      Delaware
                           Ticketmaster Australasia Holdings Pty. Ltd.                           Australia
                                    Ticketmaster Australasia                                     Australia
                           Ticketmaster Australasia Investments Pty. Ltd.                        Australia
                                    Ticketmaster Australasia                                     Australia
                           Ticketmaster Administration Australasia Inc.                          Delaware
                           Ticketmaster Bass Australasia Pty. Ltd.                               Australia

         Ticketmaster Texas Management Corporation                                               Delaware
                  Southwest Ticketing, Inc.                                                      Texas

         TMC Realty Holdings Co.                                                                 California
                  TMC Realty Co.                                                                 California

         Ticketmaster Multimedia Holdings, Inc.                                                  Delaware
         Ticketmaster Publications Inc.                                                          Delaware
         Ticketmaster Travel Corporation                                                         Delaware
         TM/Video International, Inc.                                                            Delaware
         Ticketmaster Advertising Company                                                        Illinois
         TMC Consultants, Inc.                                                                   Illinois
         Ticketmaster Corporation                                                                Delaware

         Cinema Acquisition Corporation                                                          Delaware
         Ticketmaster Cinema Group, Ltd.                                                         Delaware
                  Pacer/CATS/CCS                                                                 Delaware
                           CCS Cinema Computer Systems Co.                                       Delaware

         TM Movie Tix Holdings, Inc.                                                             Delaware
                  TM Movie Tix, Inc.                                                             Delaware
                           The Movie Ticket Co.                                                  Delaware

                                                                                             State or Other
Name of Subsidiary                                                                    Jurisdiction of Incorporation
------------------                                                                    -----------------------------
         Ticketmaster Marketing, Inc.                                                            Illinois
                  Scoop Marketing, Ltd.                                                          California

         Ticketmaster Merchandising Corporation                                                  California
                  Ticketmaster Merchandising Consultants Inc.                                    Illinois
                  Ticketmaster Merchandising Services, Inc.                                      Illinois

         MFG Management Corporation                                                              Illinois
                  Branson Entertainment Group                                                    California


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